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                                 PROMISSORY NOTE



$12,500                                                        1996

     FOR VALUE RECEIVED, the undersigned, TEARDROP GOLF COMPANY, a Delaware corporation (the "Company"), promises to pay to the order of RICHARD RIZZUTO, having an address at c/o Gradiner-Caldwell SynerMed, Route 513, Trimmer Road, Califon, New Jersey 07830 (the "Holder"), the principal sum of TWELVE THOUSAND AND FIVE HUNDRED DOLLARS ($12,500). The Holder or anyone who takes this Note by transfer and who is entitled to receive payments under this Note is sometimes called the "Note Holder".

     1. INTEREST RATE AND CALCULATION. Interest will be charged on the outstanding principal balance of this Note from the date or dates advances evidenced hereby are made by the Holder until the full amount of principal has been paid at the fixed rate of eight percent (8%) per annum. Interest will be calculated on the basis of the actual number of days elapsed over a 360 day year.

     2. PAYMENT OF PRINCIPAL AND INTEREST. The principal of, and interest accrued and accruing upon, this Note shall be due and payable on the sooner of
(i) the occurrence of the events set forth in Section 5 hereof, (ii) unless sooner paid, the date which is two years following the date that the Company's registration statement on Form SB-2 ("Registration Statement") is declared effective by the United States Securities and Exchange Commission (the "Effective Date") or (ii) July 31, 1997, if the Effective Date has not occurred by such date.

     3. APPLICATION OF PAYMENTS. Each payment made under this Note shall be applied first to accrued interest and the remainder to principal.

     4. TENDER OF PAYMENT. All payments on this Note shall be made directly to the Holder in immediately available lawful money of the United States.

     5. MANDATORY PREPAYMENT. This Note shall be prepaid in whole or in part from proceeds (the "Proceeds") received by the Company upon the exercise of the option (the "Option") granted to GKN Securities, the underwriter of the Company's initial public offering, to cover over-allotments, if any, as set forth in the Registration Statement. Holder shall be paid twelve and one-half percent (12.5%) of each One Dollar ($1.00) of Proceeds in excess of $300,000 received by the Company upon the exercise of the Option.

          Any prepayments, in whole or in part at any time, shall be without prepayment penalty or premium, provided that any prepayment will also be accompanied by payment of all accrued and unpaid interest due under this Note and all other fees, expenses and other sums due and owing hereunder. Any partial prepayment will be applied to the principal due under this Note in inverse order of maturity.

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     6.   EVENTS OF DEFAULT.  The unpaid balance of this Note and all interest thereon shall immediately become due and payable, at the election of the Holder, without demand or notice, in the event of: (i) a default in the payment of any sum due hereunder within ten (10) days after the date when due, which default continues for more than fifteen (15) days after written notice; (ii) any default (other than as set forth in clause (i) above) in the terms, covenants or conditions set forth in this Note which continues after notice and expiration of any applicable grace period; or (iii) Maker filing a voluntary petition in bankruptcy, being adjudicated bankrupt or insolvent, admitting in writing its inability to pay its debts as they become due, or the filing of any petition or agreement seeking reorganization, liquidation or similar relief for Maker. Each of the foregoing events is hereby referred to as an "Event of Default".

     7.   LATE CHARGE; DEFAULT INTEREST RATE.

          7.1 In addition to all other rights and remedies of the Holder, in the event that any payment due hereunder is not paid on the date when due, the Company shall pay to the Holder, on demand, a late charge of five percent (5%) of such delinquent payment.

          7.2 After maturity, or upon the occurrence of an Event of Default as provided in Section 6 of this Note, the unpaid principal balance of this Note shall thereafter bear interest at a rate three percent (3%) per annum above the interest rate then in effect as set forth herein.

     8.   MISCELLANEOUS.

          8.1 BINDING EFFECT. The covenants, conditions and agreements contained in this Note shall bind, and the benefits thereof shall inure to, the parties hereto and their respective heirs, executors, administrators, successors and assigns; provided that this Note cannot be assigned by the undersigned without the prior express written consent of the Note Holder.

          8.2 NO ORAL MODIFICATIONS. This Note may not be changed or terminated orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

          8.3 ATTORNEYS FEES. If the Holder retains an attorney to enforce payment or on account of any other matter involving this Note, all costs of suit and all reasonable attorneys fees so incurred by the Holder shall be forthwith due and payable on demand by the Company and shall be evidenced hereby.

          8.4 CAPTIONS. The captions preceding the text of the sections of this Note are used solely for the convenience of reference and shall not affect the meaning or construction of this Note.

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          8.5  WAIVER OF JURY TRIAL.  IN ANY LITIGATION ARISING OUT OF OR
RELATING TO ANY OF THE MATTERS CONTAINED IN THIS NOTE IN WHICH THE UNDERSIGNED AND THE HOLDER ARE ADVERSE PARTIES, THE UNDERSIGNED AND THE HOLDER WAIVE TRIAL BY JURY.

          8.6 NEW JERSEY LAW GOVERNS. This Note shall be governed and construed in accordance with the laws of the State of New Jersey.

     IN WITNESS WHEREOF, the undersigned, by its duly authorized officer, has executed this Note the day and year first above-written.

                                        TEARDROP GOLF COMPANY



                                        By:
                                           ----------------------
                                        Name:  Rudy A. Slucker
                                        Title:  President